EMPIRE GAS CORPORATION SUBSIDIARIES
                             September 17, 1996

     ALL STAR GAS CORPORATION
     SYN INC.

     ALL STAR FIELD SERVICE CORPORATION              MO
     EMPIRE GAS CORPORATION                          MO
     EMPIRE UNDERGROUND STORAGE, INC.                KS
     EMPIRE MARKETING CORPORATION                    MO
     UTILITY COLLECTION CORPORATION                  MO
     ALL STAR AIRLINES, INCORPORATED                 MO
     EMPIREGAS TRANSPORTS, INC. - OREGON             OR
     ALL STAR GAS INC. OF ARIZONA
        CAMP VERDE                                   AZ
        FLAGSTAFF                                    AZ
     EMPIREGAS INC. OF GLOBE                         AZ
     ALL STAR GAS INC. OF CALIFORNIA                 CA
        NEEDLES                                      CA
     EMPIREGAS INC. OF ELSINORE                      CA
     EMPIREGAS INC. OF ESCONDIDO                     CA
     EMPIREGAS INC. OF LOS ANGELES                   CA
     EMPIREGAS INC. OF MODESTO                       CA
     EMPIREGAS INC. OF PLACERVILLE                   CA
     EMPIREGAS INC. OF POMONA                        CA
     EMPIREGAS INC. OF SACRAMENTO                    CA
     EMPIREGAS INC. OF SUSANVILLE                    CA
     EMPIREGAS INC. OF YUCCA VALLEY                  CA
     EMPIREGAS INC. OF BOISE                         ID
     EMPIREGAS INC. OF OREGON                        OR
        ALBANY                                       OR
        HERMISTON                                    OR
        MEDFORD                                      OR
        NORTH BEND                                   OR
        SANDY                                        OR
        THE DALLES                                   OR
     EMPIREGAS INC. OF WASHINGTON                    WA
        AUBURN                                       WA
        CHEHALIS                                     WA
        SUNNYSIDE                                    WA
        WENATCHEE                                    WA
        YAKIMA                                       WA
        BREMERTON                                    WA
     ALL STAR GAS INC. OF COLORADO                   CO
        GUNNISON                                     CO
     EMPIREGAS INC. OF COLORADO                      CO
        BOULDER                                      CO
        CANON CITY                                   CO
        CASTLE ROCK                                  CO
        COLORADO SPRINGS                             CO
        DENVER                                       CO
        EVERGREEN                                    CO
        FAIRPLAY                                     CO
        FORT COLLINS                                 CO
        GRAND JUNCTION                               CO
        LOVELAND                                     CO
        MONTE VISTA                                  CO
        PUEBLO                                       CO
        WOODLAND PARK                                CO
        GINCO GAS COMPANY, INC.                      CO
     RON'S L.P. GAS, INC.                            WY
     EMPIREGAS INC. OF TEXAS                         TX
        CANTON                                       TX
        WILLS POINT                                  TX
        WACO                                         TX
        DALLAS                                       TX
        KEMP                                         TX
        SAN ANTONIO                                  TX
     EMPIREGAS OF OKLAHOMA, INC.                     OK
        GROVE                                        OK
        HITCHITA                                     OK
        STIGLER                                      OK
     ALL STAR GAS INC.                               OK
        BRISTOW                                      OK
     ALL STAR GAS INC. OF ARKANSAS                   AR
        GREENWOOD                                    AR
        LINCOLN                                      AR
        SILOAM SPRINGS                               AR
     EMPIREGAS INC. OF LOUISIANA                     LA
        EUNICE                                       LA
        LAFAYETTE                                    LA
        LAKE CHARLES                                 LA
     EMPIREGAS INC. OF TEXAS                         TX
        GALVESTON                                    TX
        ORANGE COUNTY                                TX
     EMPIREGAS INC. OF LOUISIANA                     LA
        OAK GROVE                                    LA
     ALL STAR GAS INC. OF TOLEDO                     OH
     EMPIREGAS INC. OF OHIO                          OH
        DOVER                                        OH
        MOUNT VERNON                                 OH
     MYERS PROPANE GAS COMPANY                       OH
     ALL STAR GAS INC. OF MICHIGAN                   MI
        GAYLORD                                      MI
        BIG RAPIDS                                   MI
        GREENVILLE                                   MI
     EMPIREGAS INC. OF MICHIGAN                      MI
        CHASSELL                                     MI
       MARQUETTE                                     MI
       MUNSING                                       MI
       CHARLOTTE                                     MI
       COLEMAN                                       MI
       JACKSON (MICHIGAN)                            MI
       KALAMAZOO                                     MI
       TRAVERSE CITY                                 MI
       VASSAR                                        MI
     LSC GAS INC.                                    MI
     ALL STAR GAS INC. OF MISSOURI                   MO
        COLE CAMP                                    MO
        WARSAW                                       MO
     EMPIREGAS OF ARMA, INC.                         KS
     ALL STAR GAS INC. OF MISSOURI                   MO
        KANSAS CITY                                  MO
        MT. VERNON                                   MO
        CLINTON                                      MO
        BUFFALO                                      MO
        HUMANSVILLE                                  MO
        BOLIVAR                                      MO
     ALL STAR GAS INC. OF WHEATLAND                  MO
        MARSHALL                                     MO
        CARROLTON                                    MO
     ALL STAR GAS INC. OF MISSOURI                   MO
        CAMDENTON                                    MO
        CUBA                                         MO
        ELSBERRY                                     MO
        LAURIE                                       MO
        PALMYRA                                      MO
        RICHLAND                                     MO
        ROLLA                                        MO
        WAYNESVILLE                                  MO
        WENTZVILLE                                   MO
        MORGAN COUNTY                                MO
        LAKE OZARK                                   MO
        PARIS                                        MO
        MID-MISSOURI                                 MO
     EMPIREGAS INC. OF JACKSONVILLE                  IL
     EMPIREGAS INC. OF MISSOURI                      MO
        OWENSVILLE                                   MO
        POTOSI                                       MO

     ALL STAR GAS INC. OF FLORIDA                    FL
        DELRAY                                       FL
        FT MYERS                                     FL
        FORT PIERCE                                  FL
        MIAMI                                        FL
        ORLANDO                                      FL
        PALMETTO                                     FL
        POMPANO BEACH                                FL
        SOUTH BAY                                    FL
        WEST PALM BEACH                              FL
     ALL STAR GAS INC. OF SOUTH CAROLINA             SC
        AIKEN                                        SC
        N. MYRTLE BEACH                              SC
        QUEEN LP                                     SC
     ALL STAR GAS INC. OF NORTH CAROLINA             NC
        DENVER                                       NC
        GASTONIA                                     NC
        HENDERSONVILLE                               NC
        WILMINGTON                                   NC
        WILKESBORO                                   NC
     ALL STAR GAS INC. OF WAYNESVILLE                NC
     ALL STAR GAS INC. OF NORTH CAROLINA             NC
        APEX                                         NC
        AYDEN                                        NC
        CARTHAGE                                     NC
        CREEDMOOR                                    NC
        DURHAM                                       NC
        WARRENTON                                    NC
        WASHINGTON                                   NC
        WILSON                                       NC
        ZEBULON                                      NC
     ALL STAR GAS INC. OF VERMONT                    VT
        BENNINGTON                                   VT
        BRATTLEBORO                                  VT
        MIDDLEBURY                                   VT